Exhibit 8.1

List of Shares Held 2005

Contents

2	I.	Fully, proportionally and equity consolidated subsidiaries and affiliates accounted for in the Consolidated Financial Statements

2		1.	Fully consolidated subsidiaries

2			• Germany
4			• Europe (excluding Germany)
6			• North America (NAFTA)
7			• Asia Pacific
9			• South America, Africa, Middle East

10		2.	Proportionally consolidated affiliates

10			• Germany
10			• Europe (excluding Germany)
10			• North America (NAFTA)
10			• Asia Pacific

10		3.	Equity consolidated subsidiaries

10			• Germany
11			• Europe (excluding Germany)
11			• Asia Pacific
11			• South America, Africa, Middle East

11		4.	Equity consolidated affiliates

11			• Germany
11			• Europe (excluding Germany)
11			• Asia Pacific

12	II.	Other subsidiaries affiliates and other participating interests

12		1.	Non-consolidated minor subsidiaries

12			• Germany
14			• Europe (excluding Germany)
16			• North America (NAFTA)
17			• Asia Pacific
18			• South America, Africa, Middle East

19		2.	Non-consolidated minor affiliates

19			• Germany
21			• Europe (excluding Germany)
21			• North America (NAFTA)
22			• Asia Pacific
22			• South America, Africa, Middle East

23		3.	Participating interests of between 5 and 20 percent in major corporations (Section 285, No. 11 of the German Commercial Code)

23			• Germany

24	III.	Information on subsidiaries (exemptions under Section 264, [3] and Section 264 b of the German Commercial Code)

24			• Germany

BASF Group and BASF Aktiengesellschaft List of Shares Held 2005

Pursuant to Section 313, [2] and Section 285, No. 11 of the German Commercial Code

I.                 Fully proportionally and equity consolidated subsidiaries and affiliates accounted for in the Consolidated Financial Statements

1.               Fully consolidated subsidiaries

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income		Currency
	(%)	(%)	(millions)	(millions)		(ISO code)

Germany

BASF Agro Trademarks GmbH	100.0		0.6	0.5		EUR
Ludwigshafen (Rhine)
BASF Beteiligungsgesellschaft mbH	100.0	100.0	2,272.0	225.6		EUR
Ludwigshafen (Rhine)
BASF Coatings AG	100.0	10.0	236.1		*	EUR
Münster
BASF Electronic Materials GmbH	100.0		11.5	1.3		EUR
Ludwigshafen (Rhine)
BASF Handels - und Export GmbH	100.0	100.0	481.6		*	EUR
Ludwigshafen (Rhine)
BASF Immobilien-Gesellschaft mbH & Co. Pigment KG	100.0		11.1	0.0		EUR
Ludwigshafen (Rhine)
BASF Isocyanate China Investment GmbH	100.0		5.0		*	EUR
Ludwigshafen (Rhine)
BASF IT Services GmbH	100.0		18.5	2.5		EUR
Ludwigshafen (Rhine)
BASF IT Services Holding GmbH	100.0		20.0		*	EUR
Ludwigshafen (Rhine)
BASF Performance Polymers GmbH	100.0		37.6		*	EUR
Rudolstadt
BASF PharmaChemikalien GmbH & Co. KG	100.0	100.0	30.4	(2.6)		EUR
Ludwigshafen (Rhine)
BASF Pigment GmbH	100.0		11.1		*	EUR
Ludwigshafen (Rhine)
BASF Plant Science GmbH	91.0		3.0		*	EUR
Ludwigshafen (Rhine)
BASF Plant Science Holding GmbH	100.0	100.0	183.1		*	EUR
Ludwigshafen (Rhine)
BASF Power GmbH	100.0	100.0	12.3	11.8		EUR
Ludwigshafen (Rhine)
BASF Schwarzheide GmbH	100.0	10.0	233.5		*	EUR
Schwarzheide
BPG Immobilien GmbH	100.0	10.0	9.3	0.8		EUR
Ludwigshafen (Rhine)
BTC Speciality Chemical Distribution GmbH	100.0		1.6		*	EUR
Cologne
Chemische Fabrik Wibarco GmbH	100.0	10.0	8.8	1.0		EUR
Ibbenbüren

* Profit/loss transfer agreement

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income		Currency
	(%)	(%)	(millions)	(millions)		(ISO code)

Dr. Wolman GmbH	100.0	10.0	2.4		*	EUR
Sinzheim
Elastogran GmbH	100.0	10.0	106.3		*	EUR
Lemförde
GEWOGE Wohnungsunternehmen der BASF GmbH	97.0	10.0	369.7		*	EUR
Ludwigshafen (Rhine)
Guano-Werke GmbH	100.0	100.0	2,979.7	26.7		EUR
Ludwigshafen (Rhine)
Haidkopf GmbH	100.0		0.7		*	EUR
Kassel
LUWOGE GmbH	100.0	10.0	46.2		*	EUR
Ludwigshafen (Rhine)
Leuna Miramid GmbH	100.0		17.4	(0.8)		EUR
Leuna
Metanomics GmbH	91.0		0.0		*	EUR
Berlin-Charlottenburg
plan business enterprise solutions GmbH	100.0		4.9	—		EUR
Hamburg
plan business integration GmbH	100.0		0.2	—		EUR
Hamburg
plan business market enabling services AG	100.0		7.7	—		EUR
Hamburg
SunGene GmbH	91.0		0.1		*	EUR
Gatersleben
Untertage-Speicher-Gesellschaft mbH	100.0		7.0	2.4		EUR
Kassel
WINGAS GmbH	65.0		229.7		*	EUR
Kassel
Wintershall AG	100.0	10.0	2,130.3		*	EUR
Kassel
Wintershall Erdgas Beteiligungs-GmbH	100.0		207.7		*	EUR
Kassel
Wintershall Erdgas Verwaltungs-GmbH	100.0		156.5		*	EUR
Kassel
Wintershall Explorations - und Produktions-	100.0		529.8		*	EUR
Beteiligungsgesellschaft mbH, Kassel
Zehnte BASF Erwerbsgesellschaft mbH	91.0		55.9		*	EUR
Ludwigshafen (Rhine)
Zehnte BASF Finanzbeteiligungsgesellschaft mbH	91.0		36.7		*	EUR
Ludwigshafen (Rhine)

* Profit/loss transfer agreement

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

Europe (excluding Germany)

BASF A/S	100.0	100.0	21.7	0.7	DKK
Copenhagen, Denmark
BASF AB	100.0	100.0	4,978.3	127.9	EUR
Gothenburg, Sweden
BASF Agri-Produktion S.A.S.	100.0		75.3	10.0	EUR
Gravelines, France
BASF Agro B.V.	100.0		1,918.7	(1.2)	CHF
Arnhem, The Netherlands
BASF Agro Hellas Industrial and Commercial S.A.	100.0	100.0	6.4	0.2	EUR
Athens, Greece
BASF Agro S.A.S.	100.0		55.5	13.2	EUR
Ecully, France
BASF Agrochemical Products B.V.	100.0		232.6	(0.3)	USD
Arnhem, The Netherlands
BASF Antwerpen N.V.	100.0		3,065.8	362.4	EUR
Antwerp, Belgium
BASF AS	100.0	100.0	13.7	4.7	NOK
Asker, Norway
BASF Belgium S.A.	99.9	99.9	29.7	3.8	EUR
Brussels, Belgium
BASF Coatings Holding B.V.	100.0		120.5	35.8	EUR
Maarssenbroek, The Netherlands
BASF Coatings Ltd.	100.0		9.2	3.3	GBP
Deeside, United Kingdom
BASF Coatings S.A.S.	100.0		61.4	13.7	EUR
Clermont de l’Oise, France
BASF Coatings SpA	100.0		14.5	(3.6)	EUR
Burago Molgora, Italy
BASF Coatings S.A.	99.7		43.7	8.9	EUR
Guadalajara, Spain
BASF Coordination Center Comm. V.	100.0		8,565.1	178.9	EUR
Antwerp, Belgium
BASF Curtex S.A.	100.0		17.3	(9.7)	EUR
L’Hospitalet de Llobregat, Spain
BASF Española S.A.	100.0		234.9	26.5	EUR
Tarragona, Spain
BASF Electronic Materials B.V.	100.0		1.3	0.3	EUR
Arnhem, The Netherlands
BASF Electronic Materials S.A.S.	100.0		3.1	(0.2)	EUR
Levallois-Perret, France
BASF France S.A.S.	100.0	100.0	104.3	58.2	EUR
Levallois-Perret, France
BASF Health & Nutrition A/S	100.0	100.0	106.5	(55.0)	DKK
Ballerup, Denmark

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Holding Española S.L.	100.0	100.0	28.2	78.3	EUR
Barcelona, Spain
BASF Hungaria Kft.	100.0	100.0	3,524.4	106.5	HUF
Budapest, Hungary
BASF Interservice SpA	100.0	90.0	51.6	(37.7)	EUR
Cesano Maderno, Italy
BASF Intertrade AG	100.0	100.0	49.4	33.3	USD
Zug, Switzerland
BASF IT Services B.V.	100.0	100.0	70.1	(29.6)	EUR
Arnhem, The Netherlands
BASF Italia SpA	100.0		59.2	3.0	EUR
Cesano Maderno, Italy
BASF Nederland B.V.	100.0	100.0	1,605.8	8.9	EUR
Arnhem, The Netherlands
BASF Austria GmbH	100.0	1.00	16.2	3.4	EUR
Vienna, Austria
BASF Operations B.V.	100.0		63.2	60.0	EUR
Arnhem, The Netherlands
BASF OY	100.0	100.0	17.7	6.4	EUR
Helsinki, Finland
BASF plc	100.0		98.3	16.3	GBP
Cheadle, United Kingdom
BASF Polska Sp. z.o.o.	100.0	100.0	118.4	17.0	PLN
Warsaw, Poland
BASF Switzerland AG	100.0	100.0	29.8	7.9	CHF
Wädenswil/Au, Switzerland
BASF SONATRACH Propanchem S.A.	51.0		74.9	*	EUR
Tarragona, Spain
BASF Taiwan B.V.	100.0		48.4	0.0	EUR
Arnhem, The Netherlands
BASF Türk Kimya Sanayi ve Ticaret Ltd. Sti.	100.0	99.0	39.7	6.1	TRY
Istanbul, Turkey
BASF UK Holdings Ltd.	100.0	100.0	30.8	18.2	GBP
Cheadle, United Kingdom
Elastogran France S.A.S.	100.0		4.8	0.3	EUR
Mitry-Mory, France
Elastogran Italia SpA (ELIT)	100.0		23.6	2.3	EUR
Villanova d’Asti, Italy
Elastogran Poliüretan Sanayi ve Ticaret Ltd. Sti.	100.0		10.7	2.0	TRY
Pendik-Istanbul, Turkey
Elastogran S.A.	100.0		6.7	—	EUR
Rubí (Barcelona), Spain
Elastogran U.K. Ltd. (EUK)	100.0		2.1	0.0	GBP
Alfreton, United Kingdom
Frank Wright Limited	100.0		9.4	1.0	GBP
Ashbourne, United Kingdom

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

Orgamol France S.A.	100.0		34.7	(0.3)	EUR
Saint-Vulbas, France
Orgamol S.A.	100.0		262.0	2.7	CHF
Evionnaz, Switzerland
SIR Holding d’Investissements et de recherches	100.0		77.9	0.0	CHF
Evionnaz, Switzerland
Société Foncière et Industrielle S.A.S.	92.9		7.5	0.1	EUR
Clermont de l’Oise, France
Wintershall Nederland Group	100.0		273.1	85.5	EUR
Includes:
Wintershall Dubai	100.0		30.6	(5.5)	USD
Petroleum B.V.
The Hague, The Netherlands
Wintershall Nederland B.V.	100.0		273.1	7.6	EUR
The Hague, The Netherlands
Wintershall Nederland	100.0		9.3	1.0	EUR
Transport and Trading B.V.
The Hague, The Netherlands
Wintershall Noordzee B.V.	100.0		610.3	75.3	EUR
The Hague, The Netherlands
Wintershall Oil AG	100.0		5.1	(0.2)	USD
Zug, Switzerland
Wintershall Petroleum (E&P) B.V.	100.0		107.1	65.2	USD
The Hague, The Netherlands
ZAO BASF	100.0	100.0	21.9	4.5	EUR
Moscow, Russia

North America (NAFTA)

BASFIN Corporation	100.0	100.0	3,095.0	0.2	USD
Florham Park, New Jersey
BASF Americas Group	100.0		2,822.9	495.3	USD
Includes:
BASF Americas Corporation	100.0		3,184.8	30.9	USD
Florham Park, New Jersey
BASF Corporation	100.0		370.1	250.4	USD
Florham Park, New Jersey
BASF AgGenetics LLC	100.0		(2.9)	0.2	USD
Research Triangle Park, North Carolina
BASF Canada Inc.	100.0	100.0	183.7	43.6	CAD
Mississauga, Ontario, Canada
BASF Fina Petrochemicals Ltd. Partnership	60.0		367.0	248.7	USD
Porth Arthur, Texas
BASF Finance Canada Inc.	100.0		277.5	2.4	CAD
Vancouver, British Columbia, Canada
BASF Intertrade Corporation	100.0		0.0	0.0	USD
Houston, Texas

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Pipeline Holdings LLC	100.0		12.4	0.9	USD
Houston, Texas
BASF Plant Science Holding’s Inc.	100.0		0.1	—	USD
Florham Park, New Jersey
BASF Plant Science LLC	100.0		(30.3)	(5.7)	USD
Florham Park, New Jersey
BASF Properties Inc.	100.0		5.0	0.6	CAD
Toronto, Ontario, Canada
BodyShopmall.com Inc.	100.0		(0.1)	0.3	CAD
Toronto, Ontario, Canada
BT Propylene LLC	60.0		14.8	0.0	USD
Florham Park, New Jersey
Foam Enterprises Inc.	100.0		45.2	(0.3)	USD
Plymouth, Minnesota
Lumerica Insurance Company	100.0		43.6	3.6	USD
Florham Park, New Jersey
Micro Flo Company LLC	100.0		113.7	19.5	USD
Memphis, Tennessee
MTO Reality Holding LLC	100.0		45.1	0.0	USD
Florham Park, New Jersey
Sabina Petrochemicals LLC*	22.8		70.3	2.8	USD
Wilmington, Delaware
Thousand Springs Trout Farms Inc.	100.0		0.0	0.0	USD
Wilmington, Delaware
Tradewinds Chemicals Corporation	100.0		370.0	7.6	USD
Florham Park, New Jersey
BASF de Mexico Group	100.0		1,907.2	197.6	MXN
Includes:
BASF Coatings de Mexico, S.A. de C.V.	100.0		142.3	95.3	MXN
Tultitlan, Mexico
BASF de Mexico S.A. de C.V.	100.0	100.0	1,907.2	197.6	MXN
Mexico City, Mexico
BASF Interservicos S.A. de C.V.	100.0		(18.7)	6.0	MXN
Mexico City, Mexico
BASF Mexicana S.A. de C.V.	100.0		1,500.0	19.6	MXN
Mexico City, Mexico

Asia Pacific

BASF (China) Company Ltd.	100.0	100.0	1,341.4	116.6	CNY
Shanghai, China
BASF (Malaysia) Sdn. Bhd.	100.0		143.0	13.0	MYR
Petaling Jaya, Malaysia
BASF (Thai) Ltd.	100.0	100.0	931.1	175.0	THB
Bangkok, Thailand
BASF Agro Ltd.	100.0		617.0	646.0	JPY
Tokyo, Japan
BASF Australia Ltd.	100.0	100.0	46.0	6.6	AUD
Melbourne, Victoria, Australien

* Proportionally consolidated affiliate.

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Auxiliary Chemicals Company Ltd.	100.0		1,475.2	302.7	CNY
Pudong, Shanghai, China
BASF Chemicals Company Ltd.	100.0		178.5	(661.3)	CNY
Shanghai, China
BASF China Limited	100.0	100.0	363.9	237.4	HKD
Hong Kong, China
BASF Coatings Japan Ltd.	100.0		20,808.0	465.0	JPY
Kanagawa, Japan
BASF Company Ltd.	100.0		748,905.0	165,639.0	KRW
Seoul, South Korea
BASF Electronic Materials Pte. Ltd.	100.0		5.1	1.7	SGD
Singapore
BASF Electronic Materials Sdn. Bhd.	100.0	100.0	12.3	1.6	MYR
Kuala Lumpur, Malaysia
BASF Idemitsu Co. Ltd.	67.0	67.0	2,968.0	1,130.0	JPY
Tokyo, Japan
BASF India Ltd.	52.7	52.7	2,884.3	543.1	INR
Mumbai, India
BASF Japan Ltd.	100.0	100.0	10,149.0	(1,360.0)	JPY
Tokyo, Japan
BASF JCIC Neopentylglycol Company Ltd.	60.0	50.0	199.7	34.7	CNY
Jilin City, China
BASF New Zealand Ltd.	100.0	100.0	17.6	2.5	NZD
Auckland, New Zealand
BASF Pakistan (Private) Ltd.	51.0	51.0	332.9	93.5	PKR
Karachi, Pakistan
BASF PETRONAS Chemicals Sdn. Bhd.	60.0	60.0	343.0	21.4	USD
Petaling Jaya, Malaysia
BASF Philippines, Inc.	100.0	100.0	149.0	(341.9)	PHP
Canlubang, Calamba Laguna, Philippines
BASF Polyurethanes (China) Co. Ltd.	100.0		73.5	17.0	CNY
Panyu Guangdong, China
BASF Polyurethanes (Taiwan) Co. Ltd.	100.0	100.0	164.0	82.1	TWD
Hsinchu, Taiwan R.O.C.
BASF Services (Malaysia) Sdn. Bhd.	100.0	100.0	215.5	(5.5)	MYR
Petaling Jaya, Malaysia
BASF Shanghai Coatings Company Ltd.	60.0		46.8	(33.2)	CNY
Shanghai, China
BASF Singapore Pte. Ltd.	100.0	100.0	29.9	8.3	SGD
Singapore
BASF South East Asia Pte. Ltd.	100.0	100.0	477.6	83.3	USD
Singapore
BASF Styrenics Holding Company	100.0	100.0	39.4	(4.1)	USD
Port Louis, Mauritius

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Styrenics Private Ltd.	100.0		219.7	(95.0)	INR
Mumbai, India
BASF Taiwan Ltd.	100.0	100.0	341.1	204.2	TWD
Taipei, Taiwan R.O.C.
BASF Trading (Shanghai) Co. Ltd.	100.0		81.8	8.8	CNY
Shanghai, China
BASF Vitamins Company Ltd.	100.0	60.0	178.7	21.5	CNY
Shenyang, China
Merck Electronic Chemicals Ltd.	100.0		2,079.5	310.6	TWD
Taipei, Taiwan R.O.C.
P.T. BASF Indonesia	97.0	97.0	280,199.0	91,572.0	IDR
Jakarta, Indonesia
Shanghai BASF Polyurethane Company	70.0		945.6	(157.8)	CNY
Shanghai, China
Yangzi-BASF Styrenics Co. Ltd.	60.0	50.0	1,088.1	(79.1)	CNY
Nanjing, China

South America, Africa, Middle East

BASF Argentina S.A.	100.0		322.9	78.8	ARS
Buenos Aires, Argentina
BASF S.A. Group	100.0		1,547.7	212.2	BRL
Brazil
Includes:
BASF S.A.	100.0		1,547.7	212.2	BRL
São Bernardo do Campo, Brazil
BASF Poliuretanos Ltda.	100.0		57.2	8.3	BRL
Maua, Brazil
BASF Chile S.A.	100.0	99.9	32,350.0	6,179.0	CLP
Santiago de Chile, Chile
BASF de Costa Rica, S.A.	100.0	100.0	4,492.2	1,518.7	CRC
San José, Costa Rica
BASF FZE	100.0	100.0	10.5	9.5	AED
Dubai, UAE Dubai
BASF Peruana S.A.	99.8	99.8	41.0	12.2	PEN
Lima, Peru
BASF Quimica Colombiana S.A.	100.0	100.0	127,835.0	24,135.0	COP
Bogotá, Colombia
BASF South Africa (Pty.) Ltd.	100.0	100.0	173.6	12.4	ZAR
Halfway House, South Africa
Wintershall Energía S.A.	100.0		607.1	397.4	ARS
Buenos Aires, Argentina

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

2. Proportionally consolidated affiliates
Germany

BASF GE Schwarzheide GmbH & Co. KG	50.0	50.0	8.4	3.1	EUR
Schwarzheide
Wintershall Erdgas Handelshaus GmbH & Co. KG (WIEH)	50.0		0.0	*	EUR
Berlin

Europe (excluding Germany)

ELLBA C.V.	50.0		165.2	59.5	EUR
Rotterdam, The Netherlands
OOO Achimgaz	50.0		(67.6)	(82.6)	RUB
Novi Urengoi, Russia
Produits et Engrais Chimiques du Rhin S.A. (PEC Rhin)	50.0	50.0	42.9	7.0	EUR
Ottmarsheim, France
WINGAS Storage Enterprise Ltd.	32.5		16.1	1.0	GBP
Lincolnshire, United Kingdom
WINGAS Storage UK Ltd.	32.5		14.3	1.8	GBP
Lincolnshire, United Kingdom
Wintershall Erdgas Handelshaus Zug AG	50.0		30.5	66.9	USD
Zug, Switzerland

North America (NAFTA)

Polioles, S.A. de C.V.	50.0		1,057.2	203.7	MXN
Mexico City, Mexico

Asia Pacific

BASF Inoac Polyurethanes, Ltd. (BIP)	50.0		4,368.0	512.0	JPY
Shinshiro-Shi, Aichi, Japan
BASF-YPC Company Ltd.	50.0	10.0	7,965.2	(144.4)	CNY
Nanjing, China
ELLBA Eastern Private Ltd.	50.0		(18.6)	(25.8)	USD
Singapore
Shanghai Gao Qiao-BASF Dispersions Co. Limited	50.0	40.0	366.6	80.8	CNY
Shanghai, China
Toray BASF PBT Resin Sdn. Bhd.	50.0	50.0	46.9	(4.6)	MYR
Kuala Lumpur, Malaysia

3. Equity consolidated subsidiaries
Germany

BASF Future Business GmbH	100.0	100.0	25.7	(33.0)	EUR
Ludwigshafen (Rhine)
BASF Venture Capital GmbH	100.0		22.8	(4.8)	EUR
Ludwigshafen (Rhine)

* Profit/loss transfer agreement

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

Lucura Rückversicherungs AG	100.0		32.7	(4.3)	EUR
Ludwigshafen (Rhine)
Wintershall Wolga Petroleum GmbH**	100.0		0.2	*	EUR
Kassel

Europe (excluding Germany)

BASF Coatings Services AG	100.0		3.3	1.2	CHF
Wädenswil/Au, Switzerland
BASF Ireland Limited	100.0	100.0	2.9	0.1	EUR
Dublin, Ireland

South America, Africa, Middle East

BASF Ecuatoriana S.A.	100.0	99.9	3.4	0.7	USD
Quito, Ecuador
BASF Poliuretanos S.A.	100.0	3.2	11.1	9.2	ARS
Buenos Aires, Argentina
BASF Venezolana, S.A.	100.0	100.0	7,978.0	(7,762.2)	VEB
Maracay, Venezuela

Asia Pacific

BASF Asia-Pacific Service Centre Sdn. Bhd.	100.0	99.7	(6.9)	(54.9)	MYR
Petaling Jaya, Malaysia
BASF Polyurethanes (Malaysia) Sdn. Bhd.	100.0		16.7	3.8	MYR
Petaling Jaya, Malaysia

4. Equity consolidated affiliates
Germany

Solvin GmbH & Co. KG**	25.0	25.0	279.7	67.0	EUR
Hanover

Europe (excluding Germany)

BASF Huntsman Shanghai Isocyanate Investment B.V.	50.0		44.6	(0.1)	EUR
Arnhem, The Netherlands
Indurisk Rückversicherungs-AG	50.0		47.7	6.0	EUR
Luxembourg, Luxembourg
Svalöf Weibull AB**	40.0		594.1	0.2	SEK
Svalöv, Sweden

Asia Pacific

Shanghai Lianheng Isocyanate Company Ltd.	35.0		606.5	(58.0)	CNY
Shanghai, China

*    Profit/loss transfer agreement

**  Includes earnings of consolidated subsidiaries/Group

II. Other subsidiaries, affiliates and other participating interests

1.        Non-consolidated minor subsidiaries

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

Germany

Ausbildungsplatzinitiative Pfalz GmbH	97.0	97.0
Ludwigshafen (Rhine)
Axaron Bioscience AG	85.1	85.1
Heidelberg
BASF Akquisitions - und Objektverwertungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Chemikalien GmbH	100.0	100.0
Ludwigshafen (Rhine)
BASF ChemTrade Gesellschaft mbH	100.0	100.0
Burgbernheim
BASF Coatings Services GmbH	100.0
Dortmund
BASF Immobilien-Gesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Innovationsfonds GmbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Jobmarkt GmbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Lizenz GmbH	100.0
Ludwigshafen (Rhine)
BASF Mobilienleasing GmbH	100.0
Ludwigshafen (Rhine)
BASF Polyurethane Licensing GmbH	100.0
Lemförde
BASF Spezialdünger - Pensionsverwaltung GmbH	100.0
Münster
BASF Services Europe GmbH	100.0
Berlin
Dr. Heinrich von Brunck Gedächtnisstiftung für Werksangehörige	95.0	95.0
der BASF GmbH, Ludwigshafen (Rhine)
Elfte BASF Erwerbsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
Elfte BASF Finanzbeteiligungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
Elfte BASF Projektentwicklungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
Gesellschaft zur Förderung der Lackkunst mbH	100.0
Münster
Guano-Werke Vermögensverwaltung AG i.L.	99.84
Ludwigshafen (Rhine)

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

Gewerkschaft des konsolidierten Steinkohlenbergwerks Breitenbach GmbH	100.0	100.0
Ludwigshafen (Rhine)
Gewerkschaft Röchling GmbH	100.0
Kassel
Glasurit GmbH	100.0
Münster-Hiltrup
Guano-Werke Pensionsverwaltung GmbH	100.0
Ludwigshafen (Rhine)
LUCARA Immobilienverwaltungs GmbH	100.0	100.0
Ludwigshafen (Rhine)
ME Projektabwicklung GmbH	100.0
Ludwigshafen (Rhine)
Metanomics Health GmbH	65.1
Berlin
Projektentwicklungs-GmbH Friesenheimer Insel	100.0	100.0
Ludwigshafen (Rhine)
SEWOGE Service - und Wohnungsunternehmen GmbH	100.0	100.0
Schwarzheide
SGS-Schwarzheider Gastronomie und Service GmbH	100.0
Schwarzheide
Ultraform Verwaltungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
Vitamultina Pharmazeutische und Nahrungsergänzungsprodukte GmbH	100.0	100.0
Ludwigshafen (Rhine)
Wintershall Bank GmbH	100.0
Kassel
WIEH Verwaltungs-GmbH	100.0
Ludwigshafen (Rhine)
Wingas GBR	100.0
Kassel
Wingas Transport GmbH & Co. KG	65.0
Kassel
Wingas Verwaltungs-GmbH	100.0
Ludwigshafen (Rhine)
Wintershall Lenkoran GmbH	100.0
Kassel
Wintershall Libyen Oil & Gas GmbH	100.0
Kassel
Wintershall Nordkaspische Exploration und Produktion GmbH	100.0
Kassel
Wintershall Urengoi GmbH	100.0
Kassel
Wintershall Vermögensverwaltungsgesellschaft mbH	100.0
Kassel

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

Wintershall Turkmenistan GmbH	100.0
Kassel
Zweite BASF Immobilien-Gesellschaft mbH	100.0	95.0
Ludwigshafen (Rhine)
WINGAS Transport Beteiligungs-GmbH	65.0
Kassel

Europe (excluding Germany)

Awiag Ltd.	100.0
Valetta, Malta
BASF Automotive Coatings Services S.A.R.L.	100.0
Clermont de l’Oise, France
BASF Biocides Ltd.	100.0	100.0
Ruddington, United Kingdom
BASF Coatings Services S.R.O.	100.0
Bratislava, Slovakia
BASF Coatings Services Sp. z.o.o.	100.0
Swarzedz, Poland
BASF Coatings Storitve d.o.o.	100.0
Ljubljana, Slovenia
BASF Coatings Services B.V.	100.0
Maarssenbroek, The Netherlands
BASF Coatings Services GmbH	100.0
Eugendorf, Austria
BASF Coatings Refinish Ltd.	100.0
Didcot, United Kingdom
BASF Coatings Services AB	100.0
Hisings Kaerra, Sweden
BASF Coatings Services S.A.	100.0
Brussels, Belgium
BASF Coatings Services S.A.	99.7
Guadalajara, Spain
BASF Coatings Services S.A. R.L.	100.0
Mitry Mory, France
BASF Colorants Trading S.A.	100.0	100.0
Wädenswil/Au, Switzerland
BASF Croatia d.o.o.	100.0	100.0
Zagreb, Croatia
BASF Curtex Productos Químicos Lda	100.0
Porto, Portugal
BASF EOOD	100.0	100.0
Sofia, Bulgaria
BASF Finance Europe N.V.	100.0	100.0
Arnhem, The Netherlands

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

BASF IT Services Holding Ltd.	100.0
Cheadle, United Kingdom
BASF IT Services Ltd.	100.0
Wilmslow, United Kingdom
BASF IT Services Nederland B.V.	100.0
Arnhem, The Netherlands
BASF IT Services N.V.	100.0
Antwerp, Belgium
BASF IT Services S.A.	100.0
Barcelona, Spain
BASF IT Services SpA	100.0
Cesano Maderno, Italy
BASF Jugoslavija d.o.o.	100.0	100.0
Belgradee, Serbien-Montenegro
BASF Masterbatch N.V.	100.0
Kuurne, Belgium
BASF Portuguesa Lda.	100.0	70.5
Prior Velho, Portugal
BASF Slovenija d.o.o.	100.0	100.0
Ljubljana, Slovenia
BASF Slovensko spol. s r.o.	100.0	100.0
Bratislava, Slovakia
BASF spol. s r.o.	100.0	100.0
Prague, Czech Republic
BASF SRL	100.0	100.0
Bucharest, Romania
BASF Styrodur Iberica, S.L.	100.0
Tudela, Spain
BASF Tovarystvo z Obmezenoju Vidpovdal’nistju	100.0	99.0
Kiev, Ukraine
BASF Trading Centre Espanola S.L.	100.0
Barcelona, Spain
BASF UAB	100.0	100.0
Vilnius, Lithuania
BASF Wostok OOO	100.0
Moscow, Russia
Boots Galenika d.o.o.	51.0	51.0
Belgrade, Serbia-Montenegro
BTC Speciality Chemical Distibution s.r.o.	100.0	100.0
Bratislava, Slovakia
BTC Speciality Chemical Distribution SpA	100.0
Cesano Maderno, Italy
BTC Speciality Chemical Distribution B.V.	100.0
Arnhem, The Netherlands

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

BTC Speciality Chemical Distribution Ltd.	100.0
Cheshire, United Kingdom
BTC Speciality Chemical Distribution S.A.S.	100.0
Levallois-Perret, France
BTC Speciality Chemical Distribution S.A./N.V.	99.9
Brussels, Belgium
BTC Speciality Chemical Distribution A/S	100.0
Copenhagen, Denmark
BTC Speciality Chemical Distribution, Unip. Lda.	100.0
Porto, Portugal
COMPAREX Information Systems Ltd.	100.0
Cheadle, United Kingdom
Cyanamid Agro S.A./N.V.	100.0
Gembloux, Belgium
Elastogran Kemipur Poliuretan Rendszerek Kft.	100.0
Solymar, Hungary
Elastogran Lagomat Nordic AB	100.0
Angered, Sweden
Haus am Kai 1, OOO	100.0	19.6
Moscow, Russia
Himmoba AG	100.0
Wädenswil/Au, Switzerland
Lipogene AB	91.0
Svalöv, Sweden
OOO Megatron NVK	70.0
Machachkala, Russia
Plant Science Sweden AB	91.0
Svalöv, Sweden
WINGAS Belgium S.P.R.L./B.V.B.A.	65.4
Brussels, Belgium
Wintershall Gas spol. s r.o.	100.0
Prague, Czech Republic
Wintershall Norge AS	100.0
Oslo, Norway
Wintershall Services B.V.	100.0
The Hague, The Netherlands

North America (NAFTA)

Automotive Refinish Technologies, LLC	100.0
Southfield, Michigan
Automotive Refinish Technology, Inc. (ART)	100.0
Toronto, Ontario, Canada
BASF Holding Corporation	100.0	100.0
Wilmington, Delaware
BASF Venture Capital America Inc.	100.0
Santa Barbara, California

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

BASF Venture Capital Canada Inc.	100.0
Toronto, Ontario, Canada
BF Textile Colours Holding Inc.	100.0	100.0
Wilmington, North Carolina
DNA Landmarks Inc.	81.9
St.-Jean-sur-Richelieu, Quebec, Canada
Industrias Polioles S.A. de C.V.	50.0
Mexico City, Mexico
Iron Acquisition Corporation	100.0
Wilmington, Delaware
Transpharm Inc.	100.0
Florham Park, New Jersey

Asia Pacific

BASF Bangladesh Ltd.	76.4	76.4
Dacca, Bangladesh
BASF Chemdyes Sdn. Bhd.	51.0	51.0
Perai, Malaysia
BASF Chemicals and Polymers (Pvt.) Limited	100.0	100.0
Karachi, Pakistan
BASF Coatings International Trade (Shanghai) Co. Ltd.	100.0
Shanghai, China
BASF Coatings (Pty.) Ltd.	100.0
Wetherill Park, New South Wales, Australien
BASF Coatings + Inks Philippines Inc.	100.0
Makati, Metro Manila, Philippines
BASF Coatings Inc.	100.0
Canlubang, Calamba Laguna, Philippines
BASF Coatings (Pvt.) Ltd.	100.0	44.6
Mumbai, India
BASF East Asia Regional Headquarters Limited	100.0	100.0
Hong Kong, China
BASF Electronic Materials (Shanghai) Trading Co. Ltd.	100.0
Shanghai, China
BASF Electronic Materials (Shanghai) Co. Ltd.	100.0
Shanghai, China
BASF Fine Chemicals (China) Company Ltd.	100.0	60.0
Shenyang, China
BASF Polyurethane Specialties (China) Company Ltd.	100.0	10.0
Shanghai, China
BASF Polyurethanes India Ltd.	52.7
Mumbai, India
BASF Polyurethanes (Thailand) Ltd.	100.0	100.0
Bangkok, Thailand

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

BASF See Sen Sdn. Bhd.	70.0	70.0
Petaling Jaya, Malaysia
BASF Tai Ching Crop Protection Chemicals Corp.	100.0	55.0
Taipei, Taiwan R.O.C.
BASF Takeda Vitamins Ltd.	66.0
Tokyo, Japan
BASF Textile and Leather Centre Asia Sdn. Bhd.	100.0	100.0
Petaling Jaya, Malaysia
BASF-Finlay (Private) Limited	66.7	66.7
Colombo, Sri Lanka
BNC Color Techno Co. Ltd.	100.0
Fukuoka, Japan
Cyanamid Agricultural Products Sdh. Bhd.	100.0	100.0
Petaling Jaya, Malaysia

South America, Africa, Middle East

Aislapol S.A.	100.0	99.9
Santiago de Chile, Chile
ART Automotive Refinish Technologies (PTY) Ltd.	100.0
Milnerton, South Africa
Basanil S.A.	100.0	100.0
Buenos Aires, Argentina
BASF Animal Nutrition (Pty.) Ltd.	100.0
Beaconvale, South Africa
BASF Bolivia S.R.L.	100.0	100.0
Santa Cruz, Bolivia
BASF Coatings PMB (Pty.) Ltd.	100.0
Vanderbijlpark, South Africa
BASF Coatings (Pty.) Ltd.	100.0
Vanderbijlpark, South Africa
BASF de El Salvador, S.A. de C.V.	100.0	100.0
San Salvador, El Salvador
BASF East Africa Ltd.	100.0	100.0
Nairobi, Kenya
BASF (Ethiopia) Ltd. P. L. C.	100.0	100.0
Addis Ababa, Ethiopia
BASF de Guatemala S.A.	100.0	99.0
Guatemala City, Guatemala
BASF Iran AG	100.0	100.0
Tehran, Iran
BASF de Nicaragua S.A.	99.9
Managua, Nicaragua
BASF Dominicana S.A.	100.0	100.0
Santo Domingo, Dominican Republic

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

BASF Industrial y Participaciones Limitada	96.2
Santiago de Chile, Chile
BASF Ltd.	100.0	99.0
Cairo, Egypt
BASF Maroc S.A.	100.0	100.0
Casablanca, Morocco
BASF Panama S.A.	100.0	100.0
Panama City, Panama
BASF S.p.A.	100.0	100.0
Hydra, Algeria
BASF Paraguaya S.A.	100.0	100.0
Asunción, Paraguay
BASF Uruguaya S.A.	100.0	100.0
Montevideo, Uruguay
Cyanamid Limited	100.0
Lilongwe, Malawi
Cyanamid Zimbabwe (Pvt) Ltd.	100.0
Workington, Zimbabwe
Elastogran Pars (Private Joint Stock) Company	100.0
Tehran, Iran
Tintas Graficas S.A.	92.5
San Luis, Argentina
Wintershall BM-C-10 Ltda.	100.0
Rio de Janeiro, Brazil
Wintershall BM-C-19 Ltda.	100.0
Rio de Janeiro, Brazil
Wintershall BM-ES-1 Ltda.	100.0
Rio de Janeiro, Brazil
Wintershall BM-ES-7 Ltda.	100.0
Rio de Janeiro, Brazil
Wintershall do Brasil Serviços Ltda.	100.0
Rio de Janeiro, Brazil

2. Non-consolidated minor affiliates
Germany

Aurentum Innovationstechnologien GmbH	48.2
Mainz
BASF GE Schwarzheide Beteiligungs GmbH	50.0	50.0
Schwarzheide
Cavis Microcaps GmbH	22.0
Mainz
CWD Chemie-Wirtschaftsdatenbanken GmbH	50.0	50.0
Frankfurt (Main)

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

CWK Software und Service GmbH	27.2
Mannheim
DATASOUND Gesellschaft zur Entwicklung und Vermarktung	25.0
digitaler Audio- und Informationssysteme, Ludwigshafen (Rhine)
Emsland-Erdölleitung GmbH	25.0
Osterwald
Erdgasverkaufsgesellschaft mbH	28.8
Münster
Gesellschaft für Wohnungs-, Gewerbe- und Städtebau Aktiengesellschaft	30.0
Ludwigshafen (Rhine)
Ginger GmbH	22.0	22.0
Ludwigshafen (Rhine)
Infra Leuna Beteiligungs-GmbH	27.0
Leuna
KTL Kombi-Terminal Ludwigshafen GmbH	40.0	40.0
Ludwigshafen (Rhine)
M-Exchange AG	46.5
Frankfurt (Main)
Projektförderung Initiative für Beschäftigung GmbH	25.0
Münster
PSG Procurement Service GmbH	50.0
Lohmar
Rail4Chem Eisenbahnverkehrsgesellschaft mbH	25.0	25.0
Essen
Rheingas Erdgasleitungsgesellschaft mbH i.L.	50.0	50.0
Hanover
Solvin Europe GmbH	25.2	25.2
Hanover
Stuttgarter IT Gesellschaft mbH	50.0
Stuttgart
S.T.E.P. Personalentwicklungsgesellschaft mbH	33.4	33.4
Ludwigshafen (Rhine)
WV Elektro GmbH & Co. Handels-KG	50.0
Frankfurt (Main)
WV Energie AG	50.0
Frankfurt (Main)
WV Service GmbH	50.0
Frankfurt (Main)
WV Versicherungsmakler GmbH	25.0
Frankfurt (Main)
ZOXY Eneregy Systems AG	26.7
Bretten

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

Europe (excluding Germany)

Amylogene Handelsbolaget	45.5
Svalöv, Sweden
BASF Naber S.A.	50.0
Valencia, Spain
BASF Nutrition Animale S.A.S.	50.0
Chateau Gontier, France
Cseber Csomagoloeszköz Begyüjtesi Rendeszer KHT	22.8
Budapest, Hungary
Elastokam OOO	50.0
Nishnekamsk Promsona, Russia
ELLBA B.V.	50.0
Arnhem, The Netherlands
Gestio de Residus Especiales de Catalunya S.A.	33.3
Tarragona, Spain
HydroWingas Ltd.	32.5
Richmond, United Kingdom
Kartal Kimya San. ve Tic. A.S.	25.1	25.1
Istanbul, Turkey
North European Gas Pipeline Company AG	24.5
Zug, Switzerland
Omnexus N.V.	21.0	21.0
Amsterdam, The Netherlands
Société de Participation dans l’industrie et le	27.2	27.2
Neuilly-sur-Seine, France
WIEE Romania SRL	50.0
Bucharest, Romania
Wirom Gas S.A.	25.6
Bucharest, Romania
OOO Wolgodeminoil	50.0
Volgograd, Russia
Yasar BASF Automotive Coatings Company Ltds.	50.0
Izmir, Turkey

North America (NAFTA)

Aislantes y Acusticos de Monterrey, S.A. de C.V.	50.0
Santa Catarina, N.L.C.P., Mexico
Buckeye Products Pipeline, LP	22.0
Houston, Texas
Fort Amanda Specialities, LLC	50.0
Lima, Ohio
Gulf Coast Pipeline, LP	22.0
Houston, Texas

Company and headquarters	Capital held	Thereof BASF AG
	(%)	(%)

Asia Pacific

BASF Coatings Australia Pty. Ltd.	100.0
Sydney, Australia
Nisso BASF Agro Co., Ltd.	45.0	45.0
Tokyo, Japan
NKM Coatings Co., Ltd.	50.0
Tokyo, Japan
NOF (Thailand) Ltd.	40.0
Bangkok, Thailand
Pigment Manufacturers of Australia Ltd. i.L.	50.0
Laverton, Australia
Santoku BASF Pte. Ltd.	49.0	49.0
Singapore
Vitacolor Industries, Inc.	40.0	40.0
Manila, Philippines

South America, Africa, Middle East

BASF Kanoo Gulf FZE	49.0
Dubai, UAE Dubai
BASF Kanoo Gulf LLC	49.0	49.0
Dubai, UAE Dubai
BASF Tunisie S.A.	49.0	49.0
Megrine, Tunesia
Ingredia Alimentacion Animal S.A.	37.2
Caracas, Venezuela

3.        Participating interest of between 5 and 20 percent in major corporations (Section 285, No. 11 of the German Commercial Code)

Company and headquarters	Capital held	Thereof BASF AG	Stock- holders’ equity		Net income		Currency
	(%)	(%)	(millions)		(millions)		(ISO Code)

Germany

K + S Aktiengesellschaft	10.0	10.0	601.4	*	140.5	*	EUR
Kassel
VNG-Verbundnetz Gas AG	15.8		535.8	*	122.8	*	EUR
Leipzig

* Financial Statements 2004

III. Information on subsidiaries

The German subsidiaries listed below, which have the legal form of either a corporation or a partnership, make use of the exemptions offered by Section 264, [3] or Section 264 b of the German Commercial Code, respectively.

Company and headquarters

Germany

BASF Coatings AG
Münster
BASF Electronic Materials GmbH
Ludwigshafen (Rhine)
BASF Performance Polymers GmbH
Rudolstadt
BASF PharmaChemikalien GmbH & Co. KG
Ludwigshafen (Rhine)
BASF Pigment GmbH
Ludwigshafen (Rhine)
BASF Schwarzheide GmbH
Schwarzheide
BTC Specialty Chemical Distribution GmbH
Cologne
Chemische Fabrik Wibarco GmbH
Ibbenbüren
Elastogran GmbH
Lemförde
Dr. Wolman GmbH
Sinsheim
GEWOGE Wohnungsunternehmen der BASF GmbH
Ludwigshafen (Rhine)
Haidkopf GmbH
Kassel
LUWOGE GmbH
Ludwigshafen (Rhine)
WINGAS GmbH
Kassel
Wintershall AG
Kassel
Wintershall Erdgas Beteiligungs-GmbH
Kassel
Wintershall Erdgas Handelshaus GmbH & Co. KG
Berlin
Wintershall Erdgas Verwaltungs-GmbH
Kassel
Wintershall Explorations-und Produktions-Beteiligungsgesellschaft mbH
Kassel